                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   --------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 26, 1998
                                ----------------
                        (Date of Earliest Event Reported)


                         Objective Communications, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


  Delaware                         000-22235                  52-1707962
  --------                         ---------                  ----------
 (State of                        (Commission              (I.R.S. Employer
Incorporation)                    File Number            Identification Number)

  50 International Drive, Portsmouth, New Hampshire              03801
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     (Address of Principal Executive Offices)                  (Zip Code)



                                 (603) 334-6700
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              (Registrant's Telephone Number, Including Area Code)


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS.

      On October 26, 1998, Objective Communications, Inc. (the "Company") issued a press release announcing a strategic alliance and marketing agreement between the Company and Unisys Corporation ("Unisys"). Attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by this reference is a copy of that press release. Also incorporated by this reference is the Strategic Alliance and Marketing Agreement between the Company and Unisys, which the Company filed as an exhibit to Amendment No. 1 to its Registration Statement on Form S-3 (File No. 333-62971).

      The matters discussed in the attached press release, except those matters concerning historical information, include forward-looking statements that may involve a number of risks and uncertainties. Actual results and future events may differ significantly based upon a number of factors, including risks in product and technology development, market acceptance of new products and continuing product demand, the impact of competitive products and pricing, and other risks described in the Company's most recent quarterly report and other filings with the Securities and Exchange Commission.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description of Exhibit
-----------       ----------------------
10.1*             Strategic Alliance and Marketing Agreement between the Company and Unisys (Incorporated by reference to Exhibit 10.10 filed a part of Amendment No. 1 to the Company's Registration
                  Statement on Form S-3 (File No. 333-62971) filed with the
                  Securities and Exchange Commission under the Securities Act of
                  1933, as amended.)

99.1              Press release issued by the Company on October 26, 1998.

-------------
*Confidential portions omitted and supplied separately to the Securities and Exchange Commission.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 OBJECTIVE COMMUNICATIONS, INC.



Date:  November 19, 1998         By:  /s/ Robert H. Emery
                                     --------------------
                                     Robert H. Emery
                                     Vice President, Administration and Finance

                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------
10.1*             Strategic Alliance and Marketing Agreement between the Company and Unisys (Incorporated by reference to Exhibit 10.10 filed a part of Amendment No. 1 to the Company's Registration
                  Statement on Form S-3 (File No. 333-62971) filed with the
                  Securities and Exchange Commission under the Securities Act of
                  1933, as amended.)

99.1              Press release issued by the Company on October 26, 1998.

-------------
*Confidential portions omitted and supplied separately to the Securities and Exchange Commission.